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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

                            CIT Funding Company, LLC
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             000-30501                               22-3634034
     (Commission File Number)             (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                   07039
(Address of principal executive offices and zip code)                 (Zip Code)

Registrant's telephone number, including area code: (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01. Other Events

          CIT Funding Company, LLC (the "Trust Depositor") registered the issuance of receivable-backed notes pursuant to Rule 415 under the Securities Act of 1933, as amended by a Registration Statement on Form S-3 (Registration File No. 333-122288) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Trust Depositor caused CIT Equipment Collateral 2005-VT1 to issue on March 23, 2005, $205,000,000 aggregate principal amount of Class A-1 3.07275% Receivable-Backed Notes, $232,000,000 aggregate principal amount of Class A-2 3.76000% Receivable-Backed Notes, $211,000,000 aggregate principal amount of Class A-3 4.12000% Receivable-Backed Notes, $93,070,000 aggregate principal amount of Class A-4 4.36000% Receivable-Backed Notes, $18,080,000 aggregate principal amount of Class B 4.09000% Receivable-Backed Notes, $16,070,000 aggregate principal amount of Class C 4.18000% Receivable-Backed Notes and $28,119,898 aggregate principal amount of Class D 4.51000% Receivable-Backed Notes (the "Notes").

          The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement").

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.                        Description
-----------                        -----------
1.1           Underwriting Agreement among CIT Funding Company, LLC, CIT
              Financial USA, Inc. and J.P. Morgan Securities Inc. and
              Wachovia Capital Markets, LLC, each on behalf of itself and as representative of the several underwriters, dated March
              15, 2005.

4.1           Amended and Restated Trust Agreement between CIT Funding
              Company, LLC as Trust Depositor and Deutsche Bank Trust
              Company Delaware as Owner Trustee, dated as of February 1,
              2005.

4.2           Pooling and Servicing Agreement among CIT Equipment
              Collateral 2005-VT1 as Issuer, CIT Funding Company, LLC as
              Depositor and CIT Financial USA, Inc. as Servicer, dated as of February 1, 2005.




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
10.1          Administration Agreement among CIT Equipment Collateral
              2005-VT1 as Issuer, CIT Financial USA, Inc., as
              Administrator, CIT Funding Company, LLC as Trust Depositor, and The Bank of New York as Indenture Trustee, dated as of February 1, 2005.




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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIT FUNDING COMPANY, LLC


                                        By: /s/ Usama Ashraf
                                            ------------------------------------

                                        Name: Usama Ashraf
                                        Title: Vice President

Dated: April 4, 2005